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                       [FRONT SIDE OF STOCK CERTIFICATE]


COMMON STOCK          [Picture of Commercial Street Scene]         COMMON STOCK

   NUMBER                        FOUNDED 1850                         SHARES
                              MONTGOMERY, ALABAMA

LB
INCORPORATED UNDER THE LAWS                THIS CERTIFICATE IS TRANSFERRABLE IN
OF THE STATE OF DELAWARE                         BOSTON, MA OR NEW YORK, NY


                         LEHMAN BROTHERS HOLDINGS INC.
THIS IS TO CERTIFY THAT                                CUSIP 524908 10 0

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $1.00 EACH OF

Lehman Brothers Holdings, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

    Witness the seal of the Corporation and the signatures of its duly authorized Officers.

Dated                             COUNTERSIGNED AND REGISTERED:
                                     THE FIRST NATIONAL BANK OF BOSTON
                                                         TRANSFER AGENT
                                                         AND REGISTRAR

       Richard S. Fuld Jr.             By
CHAIRMAN AND CHIEF EXECUTIVE OFFICER                        Authorized Signature

         Karen C. Manson
       ASSISTANT SECRETARY

                                     [CORPORATE SEAL] ______________

[PICTURE OF OLDER GENTLEMAN]                      [PICTURE OF OLDER GENTLEMAN]
SECURITY COLUMBIAN UNITED STATES                   AMERICAN BANK NOTE COMPANY
BANKNOTE CORPORATION
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                      [REVERSE SIDE OF STOCK CERTIFICATE]

                         LEHMAN BROTHERS HOLDINGS INC.

    The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and /or rights. Such request may be made to the Corporation or the Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                        UNIF GIFT MIN ACT-______ Custodian _____
                                                                         (Cust)          (Minor)
TEN ENT - as tenants by the entireties                                   under Uniform gifts to Minors
                                                                         Act _______________
JT TEN - as joint tenants with                                                   (State)
            right of survivorship
            and not as tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________

__________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
share of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________

                                     _______________________

                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





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